FirstSun Capital Bancorp Reports First Quarter 2025 Results
First Quarter 2025 Highlights:
•Net income of $23.6 million, $0.83 per diluted share
•Net interest margin of 4.07%
•Return on average total assets of 1.20%
•Return on average stockholders’ equity of 9.03%
•Loan growth of 6.8%, annualized
•Deposit growth of 12.3%, annualized
•22.6% noninterest income to total revenue1
Denver, Colorado – April 28, 2025 – FirstSun Capital Bancorp (“FirstSun”) (NASDAQ: FSUN) reported net income of $23.6 million for the first quarter of 2025 compared to net income of $12.3 million for the first quarter of 2024. Earnings per diluted share were $0.83 for the first quarter of 2025 compared to $0.45 for the first quarter of 2024. Adjusted net income, a non-GAAP financial measure, was $14.6 million or $0.53 per diluted share for the first quarter of 2024. Net income, for the first quarter of 2024, was negatively impacted by a provision for credit loss on a specific customer in our commercial and industrial (C&I) loan portfolio of $10.6 million, net of tax, or $0.39 per diluted share.
Neal Arnold, FirstSun’s Chief Executive Officer and President, commented, “We are pleased to deliver another strong quarter as our focus on growing our C&I and consumer relationships across all of our southwestern and western markets continues to yield favorable results. Among the highlights this quarter were a net interest margin of 4.07%, and strong growth in both deposits and loans. We believe our performance amidst this challenging banking environment continues to position us uniquely amongst our peers. While the economic outlook and interest rate environment may remain uncertain, our focus is on what we directly control and executing across all of our diverse businesses to grow our franchise and deliver strong financial results.
“We are also pleased to announce that we have officially opened our new branch locations in San Diego and in Los Angeles. We are excited with our growth in Southern California and we look forward to continuing to grow our clients and business relationships in these large and diverse markets.”
First Quarter 2025 Results

Net income totaled $23.6 million, or $0.83 per diluted share, for the first quarter of 2025, compared to $16.4 million, or $0.58 per diluted share, for the prior quarter. Adjusted net income, a non-GAAP financial measure, was $24.3 million or $0.86 per diluted share for the fourth quarter of 2024.

The return on average total assets was 1.20% for the first quarter of 2025, compared to 0.81% for the prior quarter, and the return on average stockholders’ equity was 9.03% for the first quarter of 2025, compared to 6.22% for the prior quarter. Fourth quarter of 2024 non-recurring expenses, net of tax, negatively impacted return on average total assets by 0.39% and return on average stockholders’ equity by 3.02%.
Net Interest Income and Net Interest Margin
Net interest income totaled $74.5 million for the first quarter of 2025, a decrease of $2.6 million compared to the prior quarter. Our net interest margin decreased two basis points to 4.07% compared to the prior quarter. Results for the first quarter of 2025, compared to the prior quarter, were primarily driven by a decrease of 13 basis points in the yield on earning assets, largely offset by a decrease of 16 basis points in the cost of interest-bearing liabilities.

1 Total revenue is net interest income plus noninterest income.

Average loans, including loans held-for-sale, decreased by $61.0 million in the first quarter of 2025, compared to the prior quarter. Loan yield decreased by 15 basis points to 6.36% in the first quarter of 2025, compared to the prior quarter, primarily due to the declining interest rate environment and its impact on variable rate loans in the portfolio. Average interest-bearing deposits increased $65.0 million in the first quarter of 2025, compared to the prior quarter. Total cost of interest-bearing deposits decreased by 12 basis points to 2.73% in the first quarter of 2025, compared to the prior quarter, primarily due to rate decreases for certificates of deposit and money market deposits. Average FHLB borrowings decreased $92.5 million in the first quarter of 2025, compared to the prior quarter. The cost of FHLB borrowings decreased by 42 basis points to 4.60% in the first quarter of 2025, compared to the prior quarter.
Asset Quality and Provision for Credit Losses
The provision for credit losses totaled $3.8 million for the first quarter of 2025 impacted by deterioration on a specific customer relationship and factors related to increasing economic uncertainty, partially offset by impacts from net portfolio upgrades and increasing prepayment experience.
Net charge-offs for the first quarter of 2025 were $0.6 million resulting in an annualized ratio of net charge-offs to average loans of 0.04%, compared to net charge-offs (recoveries) of $(0.5) million, or an annualized ratio of net-charge offs (recoveries) to average loans of (0.03)% for the prior quarter.
The allowance for credit losses as a percentage of total loans was 1.42% at March 31, 2025, an increase of four basis points from the prior quarter. The ratio of nonperforming assets to total assets was 1.02% at March 31, 2025, compared to 0.92% at December 31, 2024.
Noninterest Income
Noninterest income totaled $21.7 million for the first quarter of 2025, an increase of $0.1 million from the prior quarter. Mortgage banking income decreased $0.6 million for the first quarter of 2025, primarily due to a decrease in MSR capitalization and in the change in fair value of our MSR asset, net of hedging activity, partially offset by an improvement in gain on sale margin.
Other noninterest income increased $0.8 million for the first quarter of 2025, primarily due to an increase in loan syndication and swap service fees. Noninterest income as a percentage of total revenue2 was 22.6%, an increase of 0.7% from the prior quarter.
Noninterest Expense
Noninterest expense totaled $62.7 million for the first quarter of 2025, a decrease of $11.0 million from the prior quarter. Adjusted noninterest expense, a non-GAAP financial measure, totaled $62.8 million for the fourth quarter of 2024. Adjusted noninterest expense, a non-GAAP financial measure, decreased $0.1 million from the prior quarter as the seasonal increase in salary and employee benefits due to payroll taxes was offset by decreases in legal, travel and entertainment, marketing, and collection and appraisal expenses.
The efficiency ratio for the first quarter of 2025 was 65.19% compared to 74.66% for the prior quarter. The adjusted efficiency ratio, a non-GAAP financial measure, for the first quarter of 2025 was 65.19% compared to 63.63% for the prior quarter.
Tax Rate
The effective tax rate was 20.6% for the first quarter of 2025, compared to 18.9% for the prior quarter.

2 Total revenue is net interest income plus noninterest income.

Loans
Loans were $6.5 billion at March 31, 2025 compared to $6.4 billion at December 31, 2024, an increase of $107.7 million in the first quarter of 2025, or 6.8% on an annualized basis primarily due to an increase of $137.3 million of commercial and industrial loans partially offset by a decrease of $28.3 million in commercial real estate.
Deposits
Deposits were $6.9 billion at March 31, 2025 compared to $6.7 billion at December 31, 2024, an increase of $202.0 million in the first quarter of 2025, or 12.3% on an annualized basis primarily due to growth of $140.7 million in savings and money market accounts, $33.6 million in noninterest-bearing demand deposit accounts, and $22.9 million in interest-bearing demand accounts. Noninterest-bearing deposit accounts represented 22.9% of total deposits at March 31, 2025 and the loan-to-deposit ratio was 94.3% at March 31, 2025.
Capital
Capital ratios remain strong and above “well-capitalized” thresholds. As of March 31, 2025, our common equity tier 1 risk-based capital ratio was 13.26%, total risk-based capital ratio was 15.52% and tier 1 leverage ratio was 12.47%. Book value per share was $38.49 at March 31, 2025, an increase of $0.91 from December 31, 2024. Tangible book value per share, a non-GAAP financial measure, was $34.88 at March 31, 2025, an increase of $0.94 from December 31, 2024.

Non-GAAP Financial Measures
This press release (including the tables beginning on page 14) contains financial measures determined by methods other than in accordance with principles generally accepted in the United States (“GAAP”). FirstSun management uses these non-GAAP financial measures in their analysis of FirstSun’s performance and the efficiency of its operations. Management believes these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant items in the current period. FirstSun believes a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. FirstSun management believes investors may find these non-GAAP financial measures useful. These non-GAAP financial measures, however, should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Below is a listing of the non-GAAP measures used in this press release:
•Tangible stockholders’ equity to tangible assets;
•Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax;
•Tangible book value per share;
•Adjusted net income;
•Adjusted diluted earnings per share;
•Adjusted return on average total assets;
•Adjusted return on average stockholders’ equity;
•Return on average tangible stockholders’ equity;
•Adjusted return on average tangible stockholders’ equity;
•Adjusted total noninterest expense;
•Adjusted efficiency ratio; and
•Fully tax equivalent (“FTE”) net interest income and net interest margin.
The tables beginning on page 14 provide a reconciliation of each non-GAAP financial measure contained in this press release to the most comparable GAAP equivalent.
About FirstSun Capital Bancorp
FirstSun Capital Bancorp, headquartered in Denver, Colorado, is the financial holding company for Sunflower Bank, N.A., which operates as Sunflower Bank, First National 1870 and Guardian Mortgage, which we are in the process of rebranding as Sunflower Bank Mortgage Lending. Sunflower Bank provides a full range of relationship-focused services to meet personal, business and wealth management financial objectives, with customers in seven states and mortgage capabilities in 43 states. FirstSun had total consolidated assets of $8.2 billion as of March 31, 2025.
First National 1870 and Guardian Mortgage are divisions of Sunflower Bank, N.A. To learn more, visit ir.firstsuncb.com, SunflowerBank.com, FirstNational1870.com or GuardianMortgageOnline.com.
Day-Count Convention
Annualized ratios are presented utilizing the Actual/Actual day-count convention. Prior period annualized ratios have been recalculated to conform to the current presentation.

Summary Data:

	As of and for the three months ended
($ in thousands, except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net interest income	$74,478	$77,047	$76,158	$72,899	$70,806
Provision for credit losses	3,800	4,850	5,000	1,200	16,500
Noninterest income	21,729	21,635	22,075	23,274	22,808
Noninterest expense	62,722	73,673	64,664	63,875	61,828
Income before income taxes	29,685	20,159	28,569	31,098	15,286
Provision for income taxes	6,116	3,809	6,147	6,538	2,990
Net income	23,569	16,350	22,422	24,560	12,296
Adjusted net income[1]	23,569	24,316	23,655	25,181	14,592
Weighted average common shares outstanding, basic	27,721,760	27,668,470	27,612,538	27,430,761	27,019,625
Weighted average common shares outstanding, diluted	28,293,912	28,290,474	28,212,809	28,031,956	27,628,941
Diluted earnings per share	$0.83	$0.58	$0.79	$0.88	$0.45
Adjusted diluted earnings per share[1]	$0.83	$0.86	$0.84	$0.90	$0.53
Return on average total assets	1.20%	0.81%	1.12%	1.27%	0.65%
Adjusted return on average total assets[1]	1.20%	1.20%	1.18%	1.30%	0.77%
Return on average stockholders' equity	9.03%	6.22%	8.74%	10.08%	5.18%
Adjusted return on average stockholders' equity[1]	9.03%	9.24%	9.22%	10.34%	6.14%
Return on average tangible stockholders' equity[1]	10.18%	7.36%	9.94%	11.51%	6.11%
Adjusted return on average tangible stockholders' equity[1]	10.18%	10.72%	10.48%	11.79%	7.20%
Net interest margin	4.07%	4.09%	4.08%	4.04%	4.01%
Net interest margin (FTE basis)[1]	4.13%	4.15%	4.13%	4.10%	4.08%
Efficiency ratio	65.19%	74.66%	65.83%	66.42%	66.05%
Adjusted efficiency ratio[1]	65.19%	63.63%	64.16%	65.33%	63.39%
Noninterest income to total revenue[2]	22.6%	21.9%	22.5%	24.2%	24.4%
Total assets	$8,216,458	$8,097,387	$8,138,487	$7,999,295	$7,781,601
Total loans held-for-sale	65,603	61,825	72,247	66,571	56,813
Total loans held-for-investment	6,484,008	6,376,357	6,443,756	6,337,162	6,284,868
Total deposits	6,874,239	6,672,260	6,649,880	6,619,525	6,445,388
Total stockholders' equity	1,068,295	1,041,366	1,034,085	996,599	964,662
Loan to deposit ratio	94.3%	95.6%	96.9%	95.7%	97.5%
Period end common shares outstanding	27,753,918	27,709,679	27,665,918	27,443,246	27,442,943
Book value per share	$38.49	$37.58	$37.38	$36.31	$35.15
Tangible book value per share[1]	$34.88	$33.94	$33.68	$32.56	$31.37
[1] Represents a non-GAAP financial measure. See the tables beginning on page 14 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Total revenue is net interest income plus noninterest income.

Condensed Consolidated Statements of Income (Unaudited):

	For the three months ended
($ in thousands, except per share amounts)	March 31, 2025	March 31, 2024
Total interest income	$110,447	$110,040
Total interest expense	35,969	39,234
Net interest income	74,478	70,806
Provision for credit losses	3,800	16,500
Net interest income after provision for credit losses	70,678	54,306
Noninterest income:
Service charges on deposits	2,027	2,344
Treasury management service fees	4,194	3,468
Credit and debit card fees	2,586	2,759
Trust and investment advisory fees	1,421	1,463
Mortgage banking income, net	9,055	9,502
Other noninterest income	2,446	3,272
Total noninterest income	21,729	22,808
Noninterest expense:
Salaries and benefits	39,561	37,353
Occupancy and equipment	9,536	8,595
Amortization of intangible assets	628	815
Terminated merger related expenses	—	2,489
Other noninterest expenses	12,997	12,576
Total noninterest expense	62,722	61,828
Income before income taxes	29,685	15,286
Provision for income taxes	6,116	2,990
Net income	$23,569	$12,296
Earnings per share - basic	$0.85	$0.46
Earnings per share - diluted	$0.83	$0.45

	For the three months ended
($ in thousands, except per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Total interest income	$110,447	$116,039	$118,932	$114,529	$110,040
Total interest expense	35,969	38,992	42,774	41,630	39,234
Net interest income	74,478	77,047	76,158	72,899	70,806
Provision for credit losses	3,800	4,850	5,000	1,200	16,500
Net interest income after provision for credit losses	70,678	72,197	71,158	71,699	54,306
Noninterest income:
Service charges on deposits	2,027	2,219	2,560	2,372	2,344
Treasury management service fees	4,194	3,982	3,748	3,631	3,468
Credit and debit card fees	2,586	2,706	2,738	2,950	2,759
Trust and investment advisory fees	1,421	1,436	1,395	1,493	1,463
Mortgage banking income, net	9,055	9,631	8,838	11,043	9,502
Other noninterest income	2,446	1,661	2,796	1,785	3,272
Total noninterest income	21,729	21,635	22,075	23,274	22,808
Noninterest expense:
Salaries and benefits	39,561	38,498	39,306	39,828	37,353
Occupancy and equipment	9,536	9,865	9,121	8,701	8,595
Amortization of intangible assets	628	1,431	651	652	815
Terminated merger related expenses	—	8,010	1,633	1,046	2,489
Other noninterest expenses	12,997	15,869	13,953	13,648	12,576
Total noninterest expense	62,722	73,673	64,664	63,875	61,828
Income before income taxes	29,685	20,159	28,569	31,098	15,286
Provision for income taxes	6,116	3,809	6,147	6,538	2,990
Net income	$23,569	$16,350	$22,422	$24,560	$12,296
Earnings per share - basic	$0.85	$0.59	$0.81	$0.90	$0.46
Earnings per share - diluted	$0.83	$0.58	$0.79	$0.88	$0.45

Condensed Consolidated Balance Sheets as of (Unaudited):

($ in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Cash and cash equivalents	$621,377	$615,917	$573,674	$535,766	$383,605
Securities available-for-sale, at fair value	480,615	469,076	496,811	491,649	499,078
Securities held-to-maturity	34,914	35,242	35,885	36,310	36,640
Loans held-for-sale, at fair value	65,603	61,825	72,247	66,571	56,813
Loans	6,484,008	6,376,357	6,443,756	6,337,162	6,284,868
Allowance for credit losses	(91,790)	(88,221)	(83,159)	(78,960)	(79,829)
Loans, net	6,392,218	6,288,136	6,360,597	6,258,202	6,205,039
Mortgage servicing rights, at fair value	82,927	84,258	78,799	80,744	78,416
Premises and equipment, net	82,333	82,483	82,532	83,320	84,063
Other real estate owned and foreclosed assets, net	4,914	5,138	4,478	4,497	4,414
Goodwill	93,483	93,483	93,483	93,483	93,483
Intangible assets, net	6,806	7,434	8,866	9,517	10,168
All other assets	351,268	354,395	331,115	339,236	329,882
Total assets	$8,216,458	$8,097,387	$8,138,487	$7,999,295	$7,781,601
Liabilities and Stockholders' Equity
Liabilities:
Deposits:
Noninterest-bearing demand deposit accounts	$1,574,736	$1,541,158	$1,554,762	$1,562,308	$1,517,315
Interest-bearing deposit accounts:
Interest-bearing demand accounts	708,783	685,865	645,647	538,232	542,184
Savings and money market accounts	2,974,774	2,834,123	2,608,808	2,505,439	2,473,255
NOW accounts	39,806	45,539	41,234	42,687	39,181
Certificate of deposit accounts	1,576,140	1,565,575	1,799,429	1,970,859	1,873,453
Total deposits	6,874,239	6,672,260	6,649,880	6,619,525	6,445,388
Securities sold under agreements to repurchase	8,515	14,699	10,913	20,408	20,423
Federal Home Loan Bank advances	35,000	135,000	215,000	145,000	144,810
Other borrowings	75,969	75,841	75,709	75,577	75,445
Other liabilities	154,440	158,221	152,900	142,186	130,873
Total liabilities	7,148,163	7,056,021	7,104,402	7,002,696	6,816,939
Stockholders' equity:
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Additional paid-in capital	547,484	547,325	547,271	543,339	542,582
Retained earnings	556,719	533,150	516,800	494,378	469,818
Accumulated other comprehensive loss, net	(35,911)	(39,112)	(29,989)	(41,121)	(47,741)
Total stockholders' equity	1,068,295	1,041,366	1,034,085	996,599	964,662
Total liabilities and stockholders' equity	$8,216,458	$8,097,387	$8,138,487	$7,999,295	$7,781,601

Consolidated Capital Ratios as of:

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Stockholders' equity to total assets	13.00%	12.86%	12.71%	12.46%	12.40%
Tangible stockholders' equity to tangible assets[1]	11.93%	11.76%	11.59%	11.32%	11.21%
Tangible stockholders' equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax[1,2]	11.89%	11.71%	11.56%	11.27%	11.17%
Tier 1 leverage ratio	12.47%	12.11%	11.96%	11.83%	11.73%
Common equity tier 1 risk-based capital ratio	13.26%	13.18%	13.06%	12.80%	12.54%
Tier 1 risk-based capital ratio	13.26%	13.18%	13.06%	12.80%	12.54%
Total risk-based capital ratio	15.52%	15.42%	15.25%	14.95%	14.73%
[1] Represents a non-GAAP financial measure. See the tables beginning on page 14 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.
[2] Tangible stockholders’ equity and tangible assets have been adjusted to reflect net unrealized losses on held-to-maturity securities, net of tax.

Summary of Net Interest Margin:

	For the three months ended
	March 31, 2025		March 31, 2024
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans[1]	6,420,710	6.36%	6,313,855	6.51%
Investment securities	501,809	3.53%	546,960	3.30%
Interest-bearing cash and other assets	500,857	4.37%	239,508	5.52%
Total earning assets	7,423,376	6.03%	7,100,323	6.23%
Other assets	548,976		548,642
Total assets	$7,972,352		$7,648,965

Interest-bearing liabilities
Demand and NOW deposits	$720,700	3.21%	$549,491	3.56%
Savings deposits	400,801	0.58%	421,882	0.69%
Money market deposits	2,441,737	2.19%	2,063,321	1.94%
Certificates of deposits	1,547,634	3.91%	1,814,629	4.62%
Total deposits	5,110,872	2.73%	4,849,323	3.02%
Repurchase agreements	9,615	1.57%	21,254	1.07%
Total deposits and repurchase agreements	5,120,487	2.73%	4,870,577	3.01%
FHLB borrowings	29,489	4.60%	110,777	5.59%
Other long-term borrowings	75,907	6.43%	75,389	6.65%
Total interest-bearing liabilities	5,225,883	2.79%	5,056,743	3.12%
Noninterest-bearing deposits	1,532,150		1,502,707
Other liabilities	155,337		134,370
Stockholders' equity	1,058,982		955,145
Total liabilities and stockholders' equity	$7,972,352		$7,648,965

Net interest spread		3.24%		3.11%
Net interest margin		4.07%		4.01%
Net interest margin (on FTE basis)[2]		4.13%		4.08%
[1] Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
[2] Represents a non-GAAP financial measure. See the tables beginning on page 14 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

	For the three months ended
	March 31, 2025		December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024
(In thousands)	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Interest Earning Assets
Loans[1]	6,420,710	6.36%	6,481,701	6.51%	6,460,484	6.68%	6,384,709	6.63%	6,313,855	6.51%
Investment securities	501,809	3.53%	519,221	3.40%	527,241	3.60%	523,545	3.67%	546,960	3.30%
Interest-bearing cash and other assets	500,857	4.37%	491,326	4.48%	442,632	5.14%	348,509	5.28%	239,508	5.52%
Total earning assets	7,423,376	6.03%	7,492,248	6.16%	7,430,357	6.37%	7,256,763	6.35%	7,100,323	6.23%
Other assets	548,976		542,862		534,740		548,465		548,642
Total assets	$7,972,352		$8,035,110		$7,965,097		$7,805,228		$7,648,965

Interest-bearing liabilities
Demand and NOW deposits	$720,700	3.21%	$703,087	3.45%	$657,537	3.73%	$621,343	3.82%	$549,491	3.56%
Savings deposits	400,801	0.58%	404,762	0.64%	411,526	0.71%	413,699	0.70%	421,882	0.69%
Money market deposits	2,441,737	2.19%	2,348,328	2.23%	2,140,552	2.24%	2,092,449	2.02%	2,063,321	1.94%
Certificates of deposits	1,547,634	3.91%	1,589,721	4.08%	1,800,502	4.56%	1,823,522	4.71%	1,814,629	4.62%
Total deposits	5,110,872	2.73%	5,045,898	2.85%	5,010,117	3.14%	4,951,013	3.13%	4,849,323	3.02%
Repurchase agreements	9,615	1.57%	10,964	1.45%	13,528	1.29%	16,553	1.16%	21,254	1.07%
Total deposits and repurchase agreements	5,120,487	2.73%	5,056,862	2.85%	5,023,645	3.14%	4,967,566	3.12%	4,870,577	3.01%
FHLB borrowings	29,489	4.60%	121,957	5.02%	135,641	5.58%	130,871	5.70%	110,777	5.59%
Other long-term borrowings	75,907	6.43%	75,778	6.41%	75,654	6.54%	75,522	6.62%	75,389	6.65%
Total interest-bearing liabilities	5,225,883	2.79%	5,254,597	2.95%	5,234,940	3.25%	5,173,959	3.24%	5,056,743	3.12%
Noninterest-bearing deposits	1,532,150		1,581,571		1,568,685		1,517,560		1,502,707
Other liabilities	155,337		152,552		141,206		133,845		134,370
Stockholders' equity	1,058,982		1,046,390		1,020,266		979,864		955,145
Total liabilities and stockholders' equity	$7,972,352		$8,035,110		$7,965,097		$7,805,228		$7,648,965

Net interest spread		3.24%		3.21%		3.12%		3.11%		3.11%
Net interest margin		4.07%		4.09%		4.08%		4.04%		4.01%
Net interest margin (on FTE basis)[2]		4.13%		4.15%		4.13%		4.10%		4.08%
[1] Includes loans held-for-investment, including nonaccrual loans, and loans held-for-sale.
[2] Represents a non-GAAP financial measure. See the tables beginning on page 14 for a reconciliation of each non-GAAP measure to the most comparable GAAP equivalent.

Deposits as of:

($ in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Consumer
Noninterest bearing deposit accounts	$412,734	$410,303	$397,880	$414,795	$356,732
Interest-bearing deposit accounts:
Demand and NOW deposits	93,675	61,987	61,929	42,903	38,625
Savings deposits	330,489	326,916	331,811	334,741	340,086
Money market deposits	1,600,413	1,516,577	1,333,486	1,243,355	1,229,239
Certificates of deposits	1,065,839	1,069,704	1,247,348	1,438,792	1,437,590
Total interest-bearing deposit accounts	3,090,416	2,975,184	2,974,574	3,059,791	3,045,540
Total consumer deposits	$3,503,150	$3,385,487	$3,372,454	$3,474,586	$3,402,272
Business
Noninterest bearing deposit accounts	$1,162,002	$1,130,855	$1,156,882	$1,147,513	$1,160,583
Interest-bearing deposit accounts:
Demand and NOW deposits	654,914	669,417	624,952	538,016	502,726
Savings deposits	75,132	75,422	77,744	77,931	80,226
Money market deposits	968,740	915,208	865,767	849,412	823,704
Certificates of deposits	65,420	51,131	62,187	90,189	97,854
Total interest-bearing deposit accounts	1,764,206	1,711,178	1,630,650	1,555,548	1,504,510
Total business deposits	$2,926,208	$2,842,033	$2,787,532	$2,703,061	$2,665,093
Wholesale deposits[1]	$444,881	$444,740	$489,894	$441,878	$378,023
Total deposits	$6,874,239	$6,672,260	$6,649,880	$6,619,525	$6,445,388
[1] Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits.
Balance Sheet Ratios as of:

	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Cash to total assets[1]	7.50%	7.50%	6.90%	6.60%	4.80%
Loan to deposit ratio	94.3%	95.6%	96.9%	95.7%	97.5%
Uninsured deposits to total deposits[2]	35.2%	34.8%	32.7%	32.1%	32.0%
Uninsured and uncollateralized deposits to total deposits[2]	26.4%	25.2%	26.8%	25.5%	25.2%
Wholesale deposits and borrowings to total liabilities[3]	6.7%	8.2%	9.9%	8.4%	7.7%
[1] Cash consists of cash and amounts due from banks and interest-bearing deposits with other financial institutions.
[2] Uninsured deposits and uninsured and uncollateralized deposits are reported for our wholly-owned subsidiary Sunflower Bank, N.A. and are estimated.
[3] Wholesale deposits primarily consist of brokered deposits included in our condensed consolidated balance sheets within certificates of deposits. Wholesale borrowings consist of FHLB overnight and term advances.

Loan Portfolio as of:

($ in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Commercial and industrial	$2,635,028	$2,497,772	$2,527,636	$2,431,110	$2,480,078
Commercial real estate:
Non-owner occupied	733,949	752,861	821,670	866,999	836,515
Owner occupied	679,137	702,773	700,325	660,511	642,930
Construction and land	386,056	362,677	333,457	350,878	326,447
Multifamily	85,239	94,355	95,125	94,220	94,898
Total commercial real estate	1,884,381	1,912,666	1,950,577	1,972,608	1,900,790
Residential real estate	1,195,714	1,180,610	1,172,459	1,146,989	1,109,676
Public Finance	551,252	554,784	536,776	537,872	579,991
Consumer	39,096	41,345	45,267	42,129	40,317
Other	178,537	189,180	211,041	206,454	174,016
Total loans, net of deferred costs, fees, premiums, and discounts	$6,484,008	$6,376,357	$6,443,756	$6,337,162	$6,284,868
Asset Quality:

	As of and for the three months ended
($ in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Net charge-offs (recoveries)	$631	$(462)	$1,401	$2,009	$17,429
Allowance for credit losses	$91,790	$88,221	$83,159	$78,960	$79,829
Nonperforming loans, including nonaccrual loans, and accrual loans greater than 90 days past due	$78,590	$69,050	$65,824	$62,558	$57,599
Nonperforming assets	$83,504	$74,188	$70,302	$67,055	$62,013
Ratio of net charge-offs (recoveries) to average loans outstanding	0.04%	(0.03)%	0.09%	0.13%	1.12%
Allowance for credit losses to total loans outstanding	1.42%	1.38%	1.29%	1.25%	1.27%
Allowance for credit losses to total nonperforming loans	116.80%	127.76%	126.34%	126.22%	138.59%
Nonperforming loans to total loans	1.21%	1.08%	1.02%	0.99%	0.92%
Nonperforming assets to total assets	1.02%	0.92%	0.86%	0.84%	0.80%

Non-GAAP Financial Measures and Reconciliations:

	As of and for the three months ended
($ in thousands, except share and per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Tangible stockholders’ equity to tangible assets:
Total stockholders' equity (GAAP)	$1,068,295	$1,041,366	$1,034,085	$996,599	$964,662
Less: Goodwill and other intangible assets
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,806)	(7,434)	(8,866)	(9,517)	(10,168)
Tangible stockholders' equity (non-GAAP)	$968,006	$940,449	$931,736	$893,599	$861,011
Total assets (GAAP)	$8,216,458	$8,097,387	$8,138,487	$7,999,295	$7,781,601
Less: Goodwill and other intangible assets
Goodwill	(93,483)	(93,483)	(93,483)	(93,483)	(93,483)
Other intangible assets	(6,806)	(7,434)	(8,866)	(9,517)	(10,168)
Tangible assets (non-GAAP)	$8,116,169	$7,996,470	$8,036,138	$7,896,295	$7,677,950
Total stockholders' equity to total assets (GAAP)	13.00%	12.86%	12.71%	12.46%	12.40%
Less: Impact of goodwill and other intangible assets	(1.07)%	(1.10)%	(1.12)%	(1.14)%	(1.19)%
Tangible stockholders' equity to tangible assets (non-GAAP)	11.93%	11.76%	11.59%	11.32%	11.21%
Tangible stockholders’ equity to tangible assets, reflecting net unrealized losses on HTM securities, net of tax:
Tangible stockholders' equity (non-GAAP)	$968,006	$940,449	$931,736	$893,599	$861,011
Less: Net unrealized losses on HTM securities, net of tax	(3,803)	(4,292)	(2,852)	(3,949)	(4,236)
Tangible stockholders’ equity less net unrealized losses on HTM securities, net of tax (non-GAAP)	$964,203	$936,157	$928,884	$889,650	$856,775
Tangible assets (non-GAAP)	$8,116,169	$7,996,470	$8,036,138	$7,896,295	$7,677,950
Less: Net unrealized losses on HTM securities, net of tax	(3,803)	(4,292)	(2,852)	(3,949)	(4,236)
Tangible assets less net unrealized losses on HTM securities, net of tax (non-GAAP)	$8,112,366	$7,992,178	$8,033,286	$7,892,346	$7,673,714
Tangible stockholders’ equity to tangible assets (non-GAAP)	11.93%	11.76%	11.59%	11.32%	11.21%
Less: Net unrealized losses on HTM securities, net of tax	(0.04)%	(0.05)%	(0.03)%	(0.05)%	(0.04)%
Tangible stockholders’ equity to tangible assets reflecting net unrealized losses on HTM securities, net of tax (non-GAAP)	11.89%	11.71%	11.56%	11.27%	11.17%
Tangible book value per share:
Total stockholders' equity (GAAP)	$1,068,295	$1,041,366	$1,034,085	$996,599	$964,662
Tangible stockholders' equity (non-GAAP)	$968,006	$940,449	$931,736	$893,599	$861,011
Total shares outstanding	27,753,918	27,709,679	27,665,918	27,443,246	27,442,943
Book value per share (GAAP)	$38.49	$37.58	$37.38	$36.31	$35.15
Tangible book value per share (non-GAAP)	$34.88	$33.94	$33.68	$32.56	$31.37
Adjusted net income:
Net income (GAAP)	$23,569	$16,350	$22,422	$24,560	$12,296
Add: Non-recurring adjustments:
Terminated merger related expenses, net of tax	—	5,799	1,233	621	2,296
Write-off of Guardian Mortgage tradename, net of tax	—	625	—	—	—
Disposal of ATMs, net of tax	—	1,542	—	—	—
Total adjustments, net of tax	—	7,966	1,233	621	2,296
Adjusted net income (non-GAAP)	$23,569	$24,316	$23,655	$25,181	$14,592

	As of and for the three months ended
($ in thousands, except share and per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Adjusted diluted earnings per share:
Diluted earnings per share (GAAP)	$0.83	$0.58	$0.79	$0.88	$0.45
Add: Impact of non-recurring adjustments:
Terminated merger related expenses, net of tax	—	0.21	0.05	0.02	0.08
Write-off of Guardian Mortgage tradename, net of tax	—	0.02	—	—	—
Disposal of ATMs, net of tax	—	0.05	—	—	—
Adjusted diluted earnings per share (non-GAAP)	$0.83	$0.86	$0.84	$0.90	$0.53
Adjusted return on average total assets:
Return on average total assets (ROAA) (GAAP)	1.20%	0.81%	1.12%	1.27%	0.65%
Add: Impact of non-recurring adjustments:
Terminated merger related expenses, net of tax	—%	0.28%	0.06%	0.03%	0.12%
Write-off of Guardian Mortgage tradename, net of tax	—%	0.03%	—%	—%	—%
Disposal of ATMs, net of tax	—%	0.08%	—%	—%	—%
Adjusted ROAA (non-GAAP)	1.20%	1.20%	1.18%	1.30%	0.77%
Adjusted return on average stockholders’ equity:
Return on average stockholders' equity (ROACE) (GAAP)	9.03%	6.22%	8.74%	10.08%	5.18%
Add: Impact of non-recurring adjustments:
Terminated merger related expenses, net of tax	—%	2.19%	0.48%	0.26%	0.96%
Write-off of Guardian Mortgage tradename, net of tax	—%	0.24%	—%	—%	—%
Disposal of ATMs, net of tax	—%	0.59%	—%	—%	—%
Adjusted ROACE (non-GAAP)	9.03%	9.24%	9.22%	10.34%	6.14%
Return on average tangible stockholders’ equity
Return on average stockholders’ equity (ROACE) (GAAP)	9.03%	6.22%	8.74%	10.08%	5.18%
Add: Impact from goodwill and other intangible assets:
Goodwill	0.94%	0.67%	0.98%	1.19%	0.63%
Other intangible assets	0.21%	0.47%	0.22%	0.24%	0.30%
Return on average tangible stockholders’ equity (ROATCE) (non-GAAP)	10.18%	7.36%	9.94%	11.51%	6.11%
Adjusted return on average tangible stockholders’ equity:
Return on average tangible stockholders' equity (ROATCE) (non-GAAP)	10.18%	7.36%	9.94%	11.51%	6.11%
Add: Impact of non-recurring adjustments:
Terminated merger related expenses, net of tax	—%	2.45%	0.54%	0.28%	1.09%
Write-off of Guardian Mortgage tradename, net of tax	—%	0.26%	—%	—%	—%
Disposal of ATMs, net of tax	—%	0.65%	—%	—%	—%
Adjusted ROATCE (non-GAAP)	10.18%	10.72%	10.48%	11.79%	7.20%

	As of and for the three months ended
($ in thousands, except share and per share amounts)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Adjusted total noninterest expense:
Total noninterest expense (GAAP)	$62,722	$73,673	$64,664	$63,875	$61,828
Less: Non-recurring adjustments:
Terminated merger related expenses	—	(8,010)	(1,633)	(1,046)	(2,489)
Write-off of Guardian Mortgage trade name	—	(828)	—	—	—
Disposal of ATMs	—	(2,042)	—	—	—
Total adjustments	—	(10,880)	(1,633)	(1,046)	(2,489)
Adjusted total noninterest expense (non-GAAP)	$62,722	$62,793	$63,031	$62,829	$59,339
Adjusted efficiency ratio:
Efficiency ratio (GAAP)	65.19%	74.66%	65.83%	66.42%	66.05%
Less: Impact of non-recurring adjustments:
Terminated merger related expenses	—%	(8.12)%	(1.67)%	(1.09)%	(2.66)%
Write-off of Guardian Mortgage tradename	—%	(0.84)%	—%	—%	—%
Disposal of ATMs	—%	(2.07)%	—%	—%	—%
Adjusted efficiency ratio (non-GAAP)	65.19%	63.63%	64.16%	65.33%	63.39%
Fully tax equivalent (“FTE”) net interest income and net interest margin:
Net interest income (GAAP)	$74,478	$77,047	$76,158	$72,899	$70,806
Gross income effect of tax exempt income	1,192	1,161	1,132	1,156	1,318
FTE net interest income (non-GAAP)	$75,670	$78,208	$77,290	$74,055	$72,124
Average earning assets	$7,423,376	$7,492,248	$7,430,357	$7,256,763	$7,100,323
Net interest margin	4.07%	4.09%	4.08%	4.04%	4.01%
Net interest margin on FTE basis (non-GAAP)	4.13%	4.15%	4.13%	4.10%	4.08%
Contacts:
Investor Contact:
Ed Jacques
Director of Investor Relations & Business Development, FirstSun
Investor.Relations@firstsuncb.com

Media Contact:
Jeanne Lipson
Director of Marketing, Sunflower Bank
Jeanne.Lipson@SunflowerBank.com